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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our reports dated April 14, 1999, included in this Form 10-K, into Netrix Corporation's previously filed Registration Statements on Form S-8, File No. 333-22149 and on Form S-3, File No. 333-53901.

                                            ARTHUR ANDERSEN LLP

Washington, DC,
April 14, 1999